UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 7, 2019
Date of Report (Date of earliest event reported)

CALLAWAY GOLF COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	1-10962	95-3797580
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2180 RUTHERFORD ROAD, CARLSBAD, CALIFORNIA		92008-7328
(Address of principal executive offices)		(Zip Code)
(760) 931-1771
Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ELY	The New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 7, 2019, the Company’s shareholders approved three proposals at the Annual Meeting. Of the 94,818,838 shares of the Company’s Common Stock outstanding as of the record date, 86,281,676 shares were represented at the Annual Meeting.
A description of each matter voted upon at the Annual Meeting is described in detail in the Proxy Statement. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.
Proposal 1: Annual Election of Directors
The voting results for the annual election of directors are as follows:

	Shares Voted
Name of Candidate	For	Withheld	Broker Non-Votes
Oliver G. (Chip) Brewer III	78,180,934	332,535	7,768,207
Ronald S. Beard	76,870,378	1,643,091	7,768,207
Samuel H. Armacost	76,944,267	1,569,202	7,768,207
John C. Cushman, III	76,921,961	1,591,508	7,768,207
Laura J. Flanagan	78,424,548	88,921	7,768,207
Russell L. Fleischer	78,422,327	91,142	7,768,207
John F. Lundgren	77,322,397	1,191,072	7,768,207
Adebayo O. Ogunlesi	78,030,880	482,589	7,768,207
Linda B. Segre	78,096,563	416,906	7,768,207
Anthony S. Thornley	76,935,711	1,577,758	7,768,207

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s shareholders ratified, on an advisory basis, the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
84,270,321	1,939,432	71,923
Proposal 3: Advisory Vote on Executive Compensation
The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
77,716,139	756,076	41,254	7,768,207
No other items were presented for shareholder approval at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALLAWAY GOLF COMPANY

Date: May 9, 2019	By:	/s/ Sarah E. Kim
	Name:	Sarah E. Kim
	Title:	Vice President, General Counsel and Corporate Secretary